CALIFORNIA ISO

July 31, 1998

Dr. Ralph Masiello
General Manager
ABB Power T&D Company, Inc.
2550 Walsh Avenue
Santa Clara, CA 95051

RE: Independent System Operator Scheduling Applications, Scheduling Infrastructure and business Systems Contract (the "Contract")

Dear Ralph,

       This letter sets forth the agreements we have reached with respect to performance of Stage 1 of the Contract. These agreements are contained in the letter and in several Tabs that are attached hereto. Please indicate your agreement to these terms and conditions by signing in the appropriate place on the last page of this letter, and initialing each page of the letters and attachments.

1. Claims in May 20,1998 Letter: The matters raised by the Alliance in your letter of May 20, 1998 include claims for a number of alleged changes to the Contract, totaling $7,861,334. The changes and their status are summarized at Tab A. The ISO has offered and you have accepted $3.8 million in settlement of these claims including settlement of ISO claims for liquidated damages which accrued under Section 28.3.1 of the Contract and the other elements of settlement contained in this letter.

2. Contract Variances: A number of variances remain unclosed at the date of this letter. The Alliance has asserted by letter of June 12,1998 (and in subsequent discussions) that a number of outstanding variances under the Contract were in fact changes to the Contract. Descriptions of these variances have been agreed to and their dispositions have been agreed to and are contained in the Schedule at Tab B. A holdback of $500,000 from the Milestone payment due upon System Acceptance will be retained by the ISO until the CVD and NCWV variances have been fixed.

        Except for six remaining Contract Supplier Performance milestone payments, the forgoing constitute all of the Alliance claims that accrue to the Alliance as of the above date. The Alliance agrees there are no further claims relating to the Contract as of this date, that no further claims will be made to the ISO based on facts occurring prior to the above date in connection with the Contract, and that the above settlements are dispositive of any and all claims of the Alliance, known or

151 Blue Ravine Road Folsom, California 95630 Telephone: 916 351-4400 unknown, directly or by way of set-off, which have arisen under the Contract to date or the facts underlying which have occurred prior to this date.

3. Letter of Credit: The Letter of Credit required by Section 9.2.5 of the Contract may be withdrawn by the ISO upon execution of this letter. The Alliance will take the appropriate steps to assist the ISO in such withdrawal.

4. Contract Performance Issues: In addition to the forgoing, the ISO raised by letter of June 10,1998 a number of Contract performance issues requiring satisfactory resolution by the Alliance. These issues and the agreed dispositions are as follows:

        A. Completion of the Stage 2 DSOW: the provisions of the Contract Modifications to implement Stage II relating to Stage 2 as executed simultaneously with this letter govern the provision of the portions of the Stage 2 DSOW provided for in the Contract.

        B. The Successful Completion of the System Performance Tests: In paying the Supplier Performance Milestone payment for this performance test (Milestone
70), the ISO agrees that the proxy test for the original System Performance test was agreed to and was run and the data was submitted to ISO.

        C. The Delivery of Final Documentation: Acceptable final Documentation will be delivered prior to System Acceptance, as required by the Contract.

        D. The Delivery of all Source Code for the Licensed Software required by the Contract: The Source Code will be delivered to the ISO on July 31,1998 subject to Arrangements contained at Tab C.

        E. Completion of System Availability Test: The System Availability Test has been satisfactorily completed.

        F. Resolution of Software Licensing Issue regarding License inclusion of a site license: See Letter at Tab D.

        G. Execution of Software Maintenance Agreement: Agreed text of the Software Maintenance Agreement is attached at Tab E.

        H. Resolution of Design Issues: Stage 1 design issues which were the subject of changes or variances have been settled as described in Tab A.


2 of 3

        I. Resolution of the Issues Relating to Change Orders: These resolutions are contained in Paragraph 2 above and Tab A.

        J. Confirmation that the SI/SA/BBS System will be Century Compliant for the year 2000: This confirmation is accomplished by the Alliance Letter of Compliance at Tab F.

        Please affirm your agreement to this settlement by signing in the space provided below, and on each page of the attachments.

Sincerely,

/s/

Terry Winter
Chief Operating Officer
California Independent System
  Operator Corporation

/s/

Jeffrey Tranen
Chief Executive Officer
California Independent System
 Operator Corporation

Agreed:

/s/

FOR THE ISO ALLIANCE

TABS:
A  Disposition of Changes
B  Disposition of Variances
C  Arrangements for Receipt of Source Code
D  ISO Letter to Alliance regarding PX Testing
E  Software Maintenance Contract
F  Alliance Letter to ISO regarding Century Compliance

3 of 3

Change Orders

C/O  #                                Title

1032   Import of Ancillary Services at the Inter-tie
1035   Settlements of Ancillary Services and Supplemental Energy Imports at the
Inter-Tie
1036   Automated Interface for FERC Jurisdictional Data - Settlements
1037   Hour Ahead Interzonal Congestion Due TO
1038   Removal of Hour Ahead Ancillary Service due ISO Validation
1039   Removal of Hour Ahead Ancillary Service due SC Validation
1040   Changes to Ancillary Service (Addition of Regions)
1041   Existing Contracts
1042   Replacement Reserves
1043   Path 15
1044   Import Deviation Calculation and 5/10 minute Price Settlements
1045   Real Time Adjustments to Settlements
1046   Administrations Systems Training
1047   Billing & Credit Training
1048   Changes to the Per Unit Charge Facility
1049   Facility to Apply Neutrality Adjustments of Imbalance Energy Charges
1050   HA Interzonal Congestion - Reversal Flow
1051   Replacement Reserve
1052   Supplemental Reactive Power
1053   Error Window Correction
1054   Customer master File - UDC/Zone Maintenance

                                     TAB-A

1055   Business Simulation Support - Settlements, Billing & Credit
1056   Market Simulation Support - Settlements, Billing & Credit
1057   Change Analysis Activities, BBS
1058   Other BBS System Related Activities
1059   Market Simulation Support - SA/SI
1060   Work done on Ziad's requirement in Nov/Dec on SA/SI

                                     TAB-B


                                     LEGEND
-------------------------------------------------------------------------------

VARIANCE
  TYPE                               TYPE DESCRIPTION
--------                             ----------------
  CVD     Critical Variances Deferred - Stage 1 variances categorized as class 1 or 2, identified prior to system acceptance, and which will be scheduled and resolved by the Alliance, at no cost to the ISO and without impact on the maintenance agreement, after System Acceptance as part of a Stage 2 work item.

  CVT Critical Variances Transformed - Stage 1 variances categorized as class 1 or 2, identified prior to system acceptance, which will be resolved by a change order to the Contract, authorized by the ISO under the terms of the contract and scheduled and performed during Stage 2.

  CWV Critical Warranty Variances - Stage 1 variances categorized as class 1 or 2, identified prior to system acceptance, and which will be resolved under the warranty provision of the Contract prior to system acceptance.

  PSA Repair Prior to System Acceptance-Stage 1 variances regardless of class, identified prior to system acceptance that will be repaired before the system is accepted.

 NCWV Non-Critical Warranty Variances - Stage 1 variances categorized as category 3 or above, identified prior to system acceptance, and which will be scheduled and resolved by the Alliance, at no cost to the ISO and without impact on the maintenance agreement, but no later than 90 days after System Acceptance, during Stage 2.

                               data as of 7/29/98

TYPE      VARIANCE #     SYSTEM    CLASS                         DESCRIPTION                                   COMMENTS/STATUS
----      ----------     ------    -----                         -----------                                   ---------------
CVD          1493         BBS        2       Master file performance
CVD          2149         SA         2       BEEP miscalculating dispatchable energy per interval
CVD          2217         SA         2       Congestion does not support incremental load and export
CVT          2067         SA         2       Supplemental Energy bids should be checked against
                                               final energy schedules
CVT          2170         SA         2       Procurement of dec/inc regulation in SA shall be
                                               performed separately
CVT          2198         BBS        2       DA A/S calculation
CVT          2326         SA         2       ETC method in CONG                                           Consider new Stage II Work
                                                                                                          item with $0 cost and
                                                                                                          payment tied to Work
                                                                                                          Item 80?
CVT          2334         BBS        2       Editing capability in SI and BBS

                                     TAB-B

                                                                                                                           COMMENTS/
TYPE  VARIANCE #  SYSTEM  CLASS                                  DESCRIPTION                                                STATUS
----  -------- -  ------  -----                                  -----------                                                ------
CVT     2339       SA       2     BEEP is dispatching units incrementally while ACE is negative (and vise-versa)
CVT     2341       SA       2     DVC calculation
CVT     2340       SI       2     Evaluating Phase II Validation
CWV     2314      BBS       2     Settlement RT Intrazonal Congestion screen should allow zero prices.
CWV     2333      BBS       2     Toggling batch procedure status from the Settlement Batch Control Screen causes unexpected changes.
CWV     2337       SI       1     Alhambra SI server halts with a pci bus error. Second occurrence.
CWV     2344      BBS       1     UFE Not Recalculating
CWV     2345      BBS       2     Default Calendar
CWV     2347      BBS       2     Ability to define print area, margins, fit to page, font size
CWV     2349      BBS       2     "Filter By" Function
CWV     2352      BBS       2     Negative Qty = Blank Field
CWV     2353      BBS       1     Transmission Ownership
CWV     2354      BBS       1     Historical Archiving
CWV     2355       SI       2     Schedules not publishing to the ODB
CWV     2356       SA       2     DA savecase in STUDY MODE
CWV     2358      BBS       1     Batch Scheduler
CWV     2361      BBS       1     A parallel query in Settlement System failed.
NCWV    1256       SI       8     No color change to titles on PMI screen
NCWV    1845      BBS       8     Monagent sends out wrong error notifications.
NCWV    1976       SI       8     Error msg for RES_ENERGY_PRC is misleading or is unclear
NCWV    2078       SI       8     PMI info prints for hour other than what shows on the screen
NCWV    2127       SI       8     A/S should only be scheduled on take-out points
NCWV    2144       SI       8     Garbage appears at bottom of printout for Ex_Post schedule/price info_load
NCWV    2169       SA       8     Need a warning on ASM module (in the NACEXEB sequence)
NCWV    2191       SA       8     Cannot move directly to control screen from external import bid input display
NCWV    2196       SI       8     Inconsistent rounding between SI and settlements
NCWV    2211       SI       8     SI "pushing" data multiple times in a single day
NCWV    2213       SA       7     New Spider version to be configured at SA workstation
NCWV    2225       SI       8     Lights on SCWS do not work properly
NCWV    2280       SI       8     Submitting schedules using SCWS
NCWV    2297       SA       8     Displayed Summation of individual IOU loads is incorrect.
NCWV    2304       SI       8     Problem against the DEVELOPMENT SYSTEM: PMI Screen YR2K Data Format Violation
NCWV    2305       SI       8     Problem with the DEVELOPMENT SYSTEM: the dataNotReady program creates incorrect
                                  Y2K dates

                                     TAB-B

                                                                                                                         COMMENTS/
TYPE  VARIANCE #  SYSTEM  CLASS                                  DESCRIPTION                                              STATUS
----  -------- -  ------  -----                                  -----------                                              ------
NCWV  2306        SA       8      Problem with the DEVELOPMENT SYSTEM: 2-Digit Year Displays on SA Screens
NCWV  2311        SA       8      Problem against DEVELOPMENT SYSTEM: SDLF HR25 Data Entry Problem
NCWV  2312        SA       8      Problem against DEVELOPMENT SYSTEM: OS HR25 Input Problem
NCWV  2313        SA       8      Problem against DEVELOPMENT SYSTEM: NAC Manual Execution of HR25
NCWV  2316        SA       8      Against DEVELOPMENT SYSTEM: Incorrect System Date after Millenium Rollover (Y2K)
NCWV  2317        SI       8      Prices in Day Ahead Market Final Information file are not consistently rounded.
NCWV  2319        SI       8      An SC should not be permitted to enter an Inter-SC trade with oneself.
NCWV  2320        SA       8      Against DEVELOPMENT SYSTEM: Invalid Hour Input/Display for OS/PMI for
                                  Short Day (20000402)
NCWV  2321        SI       8      Against DEVELOPMENT SYSTEM: Discrepancy in Filename and Contents for HA PMI
NCWV  2322        SA       8      Against DEVELOPMENT SYSTEM: Invalid Hour Input/display for SDLF/PMI for
                                  Short Day (20000402)
NCWV  2357        SA       8      BEEP automatic run time
PSA   1868        SA       2      CONG had two target prices for two congestion zones with generation in only one zone - DEV. MACHINE
PSA   1889        SI       2      SC load forecast errors when submitting via workspace
PSA   2082        SI       2      Missing hours after 2/24 fallback/fallforward
PSA   2105        SA       2      EMS/SDLF will not upload historical data and save
PSA   2153        SI       2      TruCluster ASE failed to start the Oracle database in OPS configuration
PSA   2161        SI       2      Scheduled transmission outage in PMI is not posting information
PSA   2219        SA       2      The DA scheduler screen is offset by one hour after April 5
PSA   2227        SA       2      SA does not support on demand obligations
PSA   2229        SI       2      Begin hour and end hour incorrect for scheduled line outages on PMI
PSA   2231        SA       2      Wrong price generated by BEEP for interval decremental price
PSA   2234        SA       2      BEEP displaying a price of $99,999.00 for decremental energy prices
PSA   2236        SI       2      HA schedule changes made in the HA market are not making it into ODB
PSA   2257        SA       2      In SDLF, if data is entered with a two digit YEAR, all data in SAVECASE is deleted/non-recoverable
PSA   2258        SA       2      Inactive screens are not visible to read
PSA   2259        SA       2      Column headings are missing when in the "Matched Historical Load Curves"
PSA   2260        SA       2      The selection is not retained when scrolling in the "Matched Historical Load Curves"
PSA   2263        SA       2      In SDLF, the highlighted menu items are not visible (i.e. they are solid white)

                                     TAB-B


                                                                                                                   COMMENTS/
TYPE  VARIANCE #  SYSTEM  CLASS     DESCRIPTION                                                                    STATUS
----  -------- -  ------  -----     -----------                                                                    ---------
PSA   2264         SA      2         Since DST, PGAE's load forecasts has been consistently shifted one hour earlier than actual demands
PSA   2265         SA      2         Error message received when saving edits in OS
PSA   2266         SA      2         Entire data set becomes invalid if "validate' button is selected in edit mode of OS
PSA   2267         SA      2         MW values shown incorrectly as zero in OS User Defined Report
PSA   2268         SA      2         In OS "sorting and report" all MW values are shown as blank
PSA   2269         SA      2         In OS, highlighted menu items are not visible
PSA   2276         SA      2         BEEP current interval screen does not always show the units to be dispatched.
PSA   2283         SA      2         Save Case error in DA Market
PSA   2285         SA      2         BEEP Save Case Directory Display
PSA   2286         SI      2         Event Map Frame numbers are misinterpreted
PSA   2288         SI      2         Problem with templates we are pulling from OASIS
PSA   2298         SI      2         Problem against the DEVELOPMENT SYSTEM: drop down menu
PSA   2299         SI      2         Problem against the DEVELOPMENT SYSTEM: PMI_SHIFT
PSA   2300         SI      2         Problem against the DEVELOPMENT SYSTEM: html pages for HR01
PSA   2301         SI      2         Problem against the DEVELOPMENT SYSTEM: html pages for HR02
PSA   2302         SI      2         Problem against DEVELOPMENT SYSTEM: PMI pages
PSA   2303         SI      2         Problem against DEVELOPMENT SYSTEM: HA PMI Cannot be Downloaded
PSA   2307         SA      2         BEEP HE22 through HE24 on 5/24/98
PSA   2318         SA      2         Problem against the DEVELOPMENT SYSTEM: Error message received when no replacement bid submitted.
PSA   2324        BBS      2         Real-time intrazonal congestion adjustments are processed too soon by
                                     Settlement.
PSA   2325         SI      2         Data transfer from SI to Settlements
PSA   2327         SA      2         Decrease in performance of DA and HA sequences
PSA   2330         SI      2         Interchange schedule lost during the Fall back to Alhambra
PSA   2332         SA      2         Schedules Lost during Fall Back Process
PSA   2336         SI      2         Phase II Validation Report
PSA   2342         SI      2         Purging schedules in the Hour Ahead
PSA   2343         SI      2         System must validate the Trading SC when entering an Inter-SC schedule.
PSA   2346        BBS      2         Highlight Line Will Not Follow Scrollbar
PSA   2351        BBS      1         Settlements version SE304.4 software





                   Contract Modification to Implement Stage II

                                     to the
                           Independent System Operator
    Scheduling Applications, Scheduling Infrastructure and Business Systems
                                    Contract

             This 3 day of July 1998 this contract modification (the "Contract Modification") is being made between the ISO Alliance LLC (the "Alliance" or "Supplier"} and the California Independent System Operator Corporation ("Purchaser") as successor in interest and assignee of the Independent System Operator Restructuring Trust (the "Trust"), to the Independent System Operator Scheduling Applications, Scheduling Infrastructure and Business Systems Contract dated March 14, 1997 initially between the Alliance and the Trust (the "Contract") (each a "Party" and collectively the "Parties"). Unless expressly otherwise defined, defined terms used herein shall be as defined in the Contract.

             WHEREAS, Section 2.1 of the Contract provides for the completion of the System in two stages with Stage II to be completed at a price not to exceed $3,431,233 unless otherwise agreed to by the Parties;

             WHEREAS, Section 5.1 of the Contract provides that the Stage II DSOW shall be developed and agreed to by the Parties in conformance with the Stage I DSOW;

             WHEREAS, Section 9.2.2 provides that the Parties shall establish a suitable payment schedule based on Stage II payment milestones developed and agreed to in conjunction with the Stage II DSOW;

             WHEREAS, the Parties wish that, except as hereinafter provided, the requirements of Stage I DSOW shall remain in full force and effect, including but not limited to Volume I of the Stage I DSOW, known as the "Common Section"; and

             WHEREAS, the Parties wish to make certain other changes to the Contract to facilitate the performance and completion of Stage II.

             NOW, THEREFORE, the Parties agree as follows:

1. Reaffirmation of Contract and Disavowal of Course of Performance. The Parties acknowledge that the priority efforts to complete the System to support the legislatively mandated earliest possible operation date of the System (initially set at January 1, 1998 and revised to March 31, 1998) may have resulted in certain courses of performance between the Parties during Stage I that did not always follow the formal requirements and procedures of the Contract. To facilitate greater efficiency and discipline in administration and performance of the Contract, the Parties hereby expressly reaffirm the provisions of Section 29 of the Contract and agree: (i) that any Stage I course of performance by either party that may arguably have constituted a waiver or modification to the Contract's written requirements shall have no force and effect under Stage II of the Contract; (ii) that Stage II performance shall not otherwise be influenced by any Stage I course of performance and shall be conducted in accordance with the terms of the Contract as written and as modified in writing in accordance with its terms; (iii) with respect to changes and new Work, to not assert against each other any rights that may accrue under the law for any course of performance that may develop during Stage II that is inconsistent with the terms of the Contract; and (iv) with respect to changes and new Work to promptly report to the designated representative of the other party (the SR or PR) any conduct of its own employee, agent or representative that it believes represents a course of performance not in accordance with the terms of the Contract which if effective as a waiver would constitute a material change to the Contract and the Parties' obligations thereunder. Any party failing to make such a report when it knew or reasonably should have known that a particular course of performance may constitute a waiver shall not be eligible for any equitable adjustment in its favor or other relief that may be associated with the course of performance resulting in the changed obligations.

2. Alliance Manager. The Parties acknowledge that ABB Power T&D Company, Inc. ("ABB") is assuming the duties from Perot Systems Corporation as the Alliance Manager. Perot Systems Corporation is not a subcontractor for Stage II. Supplier and ABB hereby represents, warrants and covenants to Purchaser that: (i) ABB has the power and authority to enter into this Contract Modification on behalf of the Alliance and perform its obligations under the Contract as modified hereunder; (ii) the Alliance has the power and authority to enter into this Contract Modification and fully perform its obligations under the Contract as modified hereunder; and (iii) all necessary organizational action to approve (a) the execution and delivery of this Contract Modification, and (b) the performance of the Contract as modified hereunder, has been duly taken by the Alliance and that the Contract as modified by this Contract Modification constitutes a valid and binding agreement enforceable against the Alliance in accordance with its terms.

3. Alliance Project Manager. For an annual prorated fee of $3 50,000 to be invoiced and paid as set forth in a Supplier Performance Milestone identified in Schedule D, the Alliance agrees to assign on a full-time basis a fully qualified project manager (the "Project Manager") who shall also be the Supplier's Representative ("SR") and who shall be present on the Purchaser's Site for not less than four days a week for the period of performance of the Stage II Work. The selection of Project Manager will be subject to the approval of the Purchaser as to his/her qualifications, and such approval will not be unreasonably withheld. The Supplier will use its best efforts to ensure the service of the same individual as Project Manager throughout the duration of Work on Stage II. In no event shall the Supplier reassign the Project Manager without (i) 30 days written notice to PR, and (ii) good cause. The Purchaser may request in writing the removal of the Project Manager for cause. In such event, a successor Project Manager shall be appointed by the Supplier within 20 days of such request.

4. No Stage II Impact on Software Maintenance Agreement: The Parties hereby agree that the Stage II Work shall have no impact on the Software Maintenance Agreements entered into by the Purchaser with the Supplier or its Major Subcontractors, or the hours available to the Purchaser under such agreements.

5. Software Design Process and Standards. The Parties hereby agree that for the Stage II Work Supplier shall follow the Software design process and standards to be attached and incorporated by reference at Schedule A. The Parties hereby agree to reach an agreement in good faith and finalize Schedule A by August 7,1998; final agreement by the Parties shall be indicated by the signatures of the PR and SR on the last page of the final Schedule A.

6. ISO Corporation a Party. Pursuant to Section 30.4 of the Contract, the Trust assigned all of its rights, obligations and duties under the Contract to the California Independent Operator System Corporation on December 24, 1997. Therefore, Section 1.1 is hereby revised by deleting the phrase "Independent System Operator Restructuring Trust, established pursuant to the ISO Trust Agreement (enabled by the Funding Decision, CPUC Decision 96-10-044 (October 25,
1996))" and replace it with the phrase "the California Independent System Operator Corporation."

7. Stage II Contract Price. The Parties hereby agree that the third sentence of
Section 2.1 of the Contract is deleted and replaced with the following: "Stage II Work is to be performed, subject to changes as provided for in the Contract, for a total fixed price of $18,025,333 (the "Stage II Contract Price"}. The Stage II Contract Price is an aggregate of the individual fixed prices for the individual work items. The individual work item fixed prices and the Stage II Contract Price are set forth in the attached Schedule B which is hereby incorporated by reference."

8. Priority of Stage II DSOW Provisions. The Parties hereby agree to revise
Section 4.1 of the Contract by inserting the following sentence before the last sentence to read as follows: "In the event of a conflict between the Stage II DSOW provisions and Stage I DSOWs, the Stage II DSOW shall be controlling as to the Stage II Work."

9. Stage II DSOW and Work Items. The Stage II Work shall be performed in accordance with the Stage II DSOW. Pursuant to Section 5.1 of the Contract, the Parties have agreed that the Stage II DSOW shall include individual work items, each specifying the requirements for discrete elements of the Stage 11 Work. Each individual work item shall be attached to Schedule F and shall be incorporated by reference into the Contract pursuant to this Contract Modification upon the acceptance of such work item by both the SR and PR as evidenced by the signature of each affixed to the end of such work item. Except for work item ID numbers 41 and 80, for work items identified on Schedule B but not yet agreed upon by the Parties upon the execution of this Contract Modification, the Parties shall finalize the requirements for such remaining work items by August 7,1998. The requirements for item ID numbers 41 and 80 shall be agreed upon and finalized by the Parties by August 31, 1998.

10. Stage II Work Schedule Established Pursuant to a Resourced Work Plan. Consistent with Section 6.1 of the Contract, the Stage 11 Work shall be conducted pursuant to the Stage II Work

Schedule. The Stage II Work Schedule shall be established in accordance with a resourced work plan that comports with current industry standards (the "Resourced Work Plan"). The Resourced Work Plan for Stage II shall include a schedule of project tasks and activities, indicating beginning, duration and end of such tasks or activities. The Resourced Work Plan shall include the associated resources by name and in man hours allocated to complete the task or activity. Further, the Resourced Work Plan shall include payment milestones for work item packages whose completion dates are spaced and whose resources are levelized consistent with normal and accepted scheduling practices. The Stage II Work Schedule shall be agreed to by the Parties by August 7, 1998 and attached as Schedule C whereupon it shall become incorporated by reference herein; the Parties acceptance of the Work Schedule shall be indicated by the signature of the PR and the SR on the last page of the Work Schedule.

11. Stage II Supplier Performance Milestones. Pursuant to Section 9.2.2 of the Contract, the Parties hereby agree that the schedule of work item payment milestones attached at Schedule D is incorporated by reference into Section
9.2.2 as the Stage II Supplier Performance Milestones.

12. Stage II Purchaser Delivery Obligations. Pursuant to Section 9.2.3 of the Contract, the Parties hereby agree that the following is incorporated by reference into Section 9.2.3 as the Stage 11 Purchaser Delivery Obligation: "(I) Connectivity of Supplier's Santa Clara facility with WEnet for as long as the Purchaser's SA/SI development hardware is located at Supplier's Santa Clara facility; such development hardware shall remain at the Santa Clara facility for the duration of the Stage II performance provided such development hardware is used by Supplier only to perform Work for the Purchaser."; and "(2) Access to the BBS system development hardware and terminals at Alhambra for the performance of Work by the Supplier for the Purchaser."

13. Withdrawal of Letter of Credit. The Parties hereby agree to revise Section
9.2.5 of the Contract to delete the remaining Stage I Letter of Credit obligations and to delete the Stage II of the Letter of Credit renewal obligations of the Purchaser in favor of the Supplier. Therefore, the text of
Section 9.2.5 of the Contract shall be deleted and the phrase "[reserved]" inserted in its place.

14. Work Item Contingency Costs. The Parties hereby agree to insert a new
Section 9.2.6 to the Contract which shall read as follows:

"A contingency cost has been identified in Schedule B for certain Stage II DSOW work items. The difference between a "Base" fixed price listed for a work item and the price with contingency establishes a "Contingency" for that work item from which the Purchaser may, upon the written request of the Supplier, authorize additional expenditures for the completion of that work item. Each contingency fund is particularized for, and may be used only for the completion of, the identified work item. As an incentive to the Supplier, in the event the full amount of an available contingency fond for a work item is not used. Purchaser agrees to pay to Supplier upon completion of that work item 50% of the value of the unused portion of such contingency fund (the "Contingency Incentive Payment"). The Contingency Incentive Payment shall be made in conjunction with the payment of the last Supplier Performance
Milestone specified in Schedule D for the work item in question.

15. Payment of Work Item Holdbacks. The Parties hereby agree to insert the following as a new Section 9.2.7 to the Contract:

"An amount equal to 10% of the fixed price for each work item shall be held back by the Purchaser pending acceptance of the associated Work in accordance with the terms of the Contract. Holdback amounts are identified for each work item on Schedule D. Purchaser shall pay aggregated work item holdback amounts in two disbursements as follows: (i) holdback amounts for individual work items scheduled to be delivered in 1998 shall be aggregated and paid by Purchaser only following completion of all work items scheduled to be completed in 1998; and
(ii) holdback amounts for individual work items scheduled to be delivered in 1999 shall be aggregated and paid by Purchaser only following completion of all work items scheduled to be completed in 1999."

16. System Performance Incentives. The Parties hereby agree to insert the following as a new Section 9.2.8 to the Contract:

"9.2.8.1. Upon completion of the Stage II Work, the Purchaser agrees to consider to pay, in its sole subjective discretion, to the Supplier an incentive payment for SA Subsystem performance of up to $900,000. For purposes of example only, the following guidelines may be considered by the Purchaser in assessing what incentive payment, if any, is appropriate:

              (i) the Purchaser has installed the computational equipment upgrades identified in Schedule E;

              (ii) no additional computational equipment upgrades beyond those identified in Schedule E have been added;

              (iii) the Purchaser has subjectively determined in its sole discretion that current System performance has not been unacceptably degraded upon the completion of Stage II; and

              (iv) the Purchaser has subjectively determined, in its sole subjective discretion, that the Supplier's performance of the Contract, including but not limited timely performance in accordance with the Work Schedule and underlying the Resourced Work Plan, merits the award of an incentive payment.

9.8.2.2. In the event Stage II System performance is degraded below DSOW performance requirements, the Supplier agrees, at no cost and without impact on the maintenance hours available to Purchaser under its Software Maintenance Agreement with ABB, to do the following:

              (i) identify the new System required to restore performance; and

              (ii) design the port to the new System,

Purchaser acknowledges that the costs associated with the actual software build and of the hardware is Purchaser's responsibility."

17. Stage II Cumulative Liability Adjustment. The Parties acknowledge that (i) the agreed to Stage II price is $18,025,333, and (ii) the Supplier's presently specified maximum limit of liability for Stage II should be raised commensurately. Therefore, the parties hereby agree to revise Section 25.3.2 of the Contract to read as follows: "For Stage II, notwithstanding anything to the contrary herein. Supplier's, its agents', employees', subcontractors', suppliers', and licensors' cumulative liability hereunder, on any and all claims, for any loss or damage arising out of, connected with or resulting from this Contract, or from the performance or breach thereof, shall be limited to the greater of(i) $5,000,000, or (ii) the portion of the Contract Price actually paid solely for Stage II Work up to one-hundred percent (100%) of amount of the Contract Price paid for Stage II Work."

18. Section 10 Editorial Errata. The Parties hereby agree to insert a "," between the words "Documentation" "work hours" in Sections 10.2(iii) and 10.3(iii) of the Contract.

19. Executive Committee. The Parties hereby agree to resume meetings of the Executive Committee required under Section 11.6 of the Contract at such time as the Parties shall mutually agree.

20. Stage II Source Code. Pursuant to Section 16.1 of the Contract, the Parties hereby agree that the Supplier shall deliver to the Purchaser all Source Code for the Licensed Software developed under Stage II at a time(s) to be mutually agreed upon by the Parties.

21. Technical Review Team: The Parties hereby agree to delete the text of
Section 8.14.2.1 of Volume I of the DSOW, the Common Section, and replace it with the following:

"Control of changes to the scope, schedule or resources allocated to the Work and shall be governed by a technical review team (the "Technical Review Team"). The Technical Review Team shall be chaired by the Purchaser's project manager for the Contract, and shall include at a minimum the individuals, or their delegatees, holding the following positions:

       Purchaser
       -      Purchaser's Project Manager
       -      Manager of Market Operations
       -      Director of Operations and Engineering
       -      Director of Business Systems
       -      Director of Client Relations
       -      Director of Application Services

                     Manager of QA/QC

       Alliance
       -      Project Manager (Alliance)

Each meeting of the Technical Review Team shall include the appropriate members, or their delagees, and the appropriate technical personnel from each of the Parties required to fully discuss and resolve the subjects on the agenda.

The Technical Review Team shall review the substance of any DSOW work item not incorporated into the Stage II DSOW within two weeks of the signing of this Contract Modification to Implement Stage II to the Contract.

The Technical Review Team shall participate in the business design and technical design walkthroughs of the application development process.

The Technical Review Team shall review and recommend to the Purchaser's project manager and the Purchaser executive management, changes in the scope, schedule and resources allocated to the Work. Review of changes by the Technical Review Team is a prerequisite to completing a formal Change Order to the Contract. This Technical Review Team shall meet periodically as required by the volume of pending changes to the Work."

22. Revised Change Process. Except as expressly revised herein, the Parties hereby reaffirm and agree to follow the formal contract modification and change process set out in Section 10 of the Contract. To help facilitate and expedite the Work while the Section 10 formal contract modification process is proceeding, the Parties hereby agree to amend Volume I of Stage I DSOW (the "Common Section") by adding Sections 8.14.2.4 and 8.14.2.5 concerning expedited change orders and change order accounting, respectively. The Sections to be added shall read as follows:

"8.14.2.4 Expedited Pre-Change Order Process

       (a) Introduction. Notwithstanding anything in the Contract to the contrary, the Purchaser may authorize the initiation of work outside the contract scope prior to the approval and execution of a formal change order pursuant to Section 10 of the Contract, provided, that the Expedited Pre-Change Order (EPO) procedures of this Section are followed. An EPO is not a change order and is not a substitute for a formal Section 10 change order; a formal change order must be processed as the work proceeds pursuant to the EPO. Both Parties must agree to the EPO. Work actually completed under the EPO will be paid pursuant thereto by Purchaser as Field Technical Services pursuant to Section 9 of the Contract in the event the work is discontinued or a final formal change order is not executed.

       (b) Purchaser Initiated EPOs. (1) The PR must request an EPO in writing. EPOs may be used to request the Supplier to undertake work outside the Contract scope for changes including but not limited to the following:

              (i) changes in the DSOW requirements (including but not limited to drawings, documentation, testing and designs);

              (ii) changes in the method or manner, time (e.g.. hours of the day, days of the week, etc.) or place of performance of the Work;

              (iii) changes in the Purchaser-furnished facilities, equipment, materials, services, or site; or

              (iv) changes in the Work Schedule. (2) The EPO must be in writing and must contain the following:

              (i) a commitment to reimburse costs up to a specified cost incurrence ceiling for expenses associated with the work covered by the EPO to be done prior to the execution of the relevant Section 10 Change Order, provided, that no Costs above this ceiling shall be payable unless otherwise agreed to by the Parties in the subsequent Section 10 formal Change Order;

              (ii) a statement of the functionality to be achieved by the change; and

              (iii) the names of the Supplier personnel who will be responsible for performing the work; and

              (iv) signatures of PR and SR. Supplier shall have no obligation to perform Work above the specified cost incurrence letter.

       (c) Supplier Initiated EPOs. As used in this paragraph, "order" includes directions, statements, conduct, or determinations of the PR, whether written or oral. Any order from the PR or other employee or consultant of the Purchaser that supplier believes to be outside the Contract scope shall be processed as an Expedited Change Order under this Section, provided, that the following two conditions are met:

(1) SR gives written notice to the Purchaser that states the Supplier regards the order as requiring a Change Order and provides the following information:

              (i) the date, nature (including technical scope, deliverables, and testing) and circumstances of the order regarded as a change;

              (ii) the name of each Purchaser and Supplier representative, employee or agent involved in or knowledgeable about such order;

              (iii) the identification of any documents and the substance of any oral communications involved in such order including the identification of the Supplier's basis for belief that the PR made or authorized such conduct;

              (iv) in the instance of an order to change scheduled performance or delivery, the basis upon which it arose;

              (v) the particular elements of contract performance which will be altered by the change including degradation of specified system functionality;

              (vi) the Supplier's estimate of the time by which the Purchaser must respond to the Purchaser's notice to minimize cost, delay or disruption of performance; and

              (vii) the form of an EPO acceptable to the Supplier.

(2) The PR acknowledges in writing to the Supplier that such directions, statements or conduct constitute an EPO. Failure by the PR to make such an acknowledgment within 3 business days of receipt of the Supplier's notice shall be deemed a denial of acknowledgment by the Purchaser. In the event that the Supplier's notice information provided pursuant to paragraph (c)(l) above is inadequate for the PR to make a decision on acknowledgment, the PR shall within 3 business days of receipt of such notice advise the SR of the additional information required, establish the date by which it is to be provided (in no event to be greater than 20 business days from the date of the original notice unless otherwise agreed to by the parties in writing), and the date thereafter by which the Purchaser will respond (in no event to be greater than 20 business days from the date of the original notice unless otherwise agreed to by the parties in writing). Further, to be effective such acknowledgment must also set a cost incurrence ceiling like that required by paragraph b(2)(i) above.

       (d) Excluded Conduct. Except as provided in this Section, no order, direction, statement, or conduct of the PR shall be treated as authorization for additional work or entitle the Supplier to an equitable adjustment of the Contract Price.

       (e) Formal Change Order. Within 14 days of execution of an EPO made in accordance with paragraphs (a) or (c). Supplier shall submit a proposed Change Order in writing to be otherwise executed by parties in accordance with Section 10 of the Contract. Purchaser shall approve, disapprove or propose modifications to Supplier's proposal within 7 days. For Stage II of the Contract all Supplier proposed Change Orders made under Section 10 of the Contract shall include:

              (i) the effect, if any, on the existing Work Schedule;

              (ii) the requisite mitigating actions, if required, to ensure continued reliable System operation pending completion and implementation of the change;

              (iii) the requisite mitigating actions, if required, to ensure completion and implementation of System functionality by the previously agreed to dates;

              (iv) an assessment of the change on the spare parts, training, testing. Documentation, work hours by type of labor, rates, material and Subcontract costs, and Work Schedule requirements; and

              (v) the proposed equitable adjustment to the Contract Price with supporting documentation, including but not limited to the EPO accounting information (or summaries thereof) required to be kept pursuant to this Section.

       (f) Exclusions to Equitable Adjustment. No equitable adjustment for any EPO initiated under paragraph (c) of this Section shall be made for any costs incurred more than 20 days before the Supplier gives the written notice as required. Further, no equitable adjustment for any EPO shall include:

              (i) increased costs or time extensions for delay resulting from the Supplier's failure to provide notice or to continue performance pending resolution of disputes as required by Section 26.1 of the Contract; or

              (ii) unless otherwise agreed to by the Parties, costs above the cost incurrence ceiling price set by the PR.

       (g) Maximum Supplier Rates. In no event shall Supplier propose or charge labor rates in excess of the Supplier Rates listed in Annex C to the Contract.

8.14.2.5 Change Order Accounting

Notwithstanding anything in the Contract to the contrary, the PR may require an accounting whenever the estimated cost exceeds $50,000 for any Change Order or series of related Change Orders. The Supplier, for each Change Order or series of related Change Orders, shall maintain separate accounts, by job order or other suitable accounting procedure, of all incurred segregable, direct costs of work and material (less credits for work or material that does not need to be performed or procured because of the Change Order), associated with the Change Order. The Supplier shall maintain such accounts until (i) the parties agree to an equitable adjustment and execute a formal Change Order, or (ii) if the matter is in dispute, the matter is conclusively disposed of in accordance with Section 26 of the Contract. Supplier shall upon reasonable notice provide access to the PR to the records documenting the separate accounts being maintained pursuant to this Section."

IN WITNESS WHEREOF the Parties have caused this Change Modification to Implement Stage II to the Contract to be signed by their authorized officers or representatives as of the date specified above.

CALIFORNIA INDEPENDENT SYSTEM OPERATOR CORPORATION

/s/

Jeffrey Tranen
President and Chief Executive Officer

/s/

Terry Winter
Chief Operating Officer

ISO ALLIANCE LLC

/s/

By: Ralph Masiello, General Manager, ABB T&D Company, Inc.
Its: Manager

TAB-C

July 31, 1998

ISO Alliance
c/o Dr. Ralph Masiello
General Manager
ABB  Power T & D Company, Inc.
2550 Walsh Avenue
Santa Clara, CA 95051

Dear Ralph,

This will set forth the procedures pursuant to which the Source Code for Stage 1 will be delivered initially to the ISO and the necessary updates and additions will be furnished.

All deliveries of Source Code will be carried out pursuant to a third-party escrow arrangement to assure that the versions as delivered can later be verified. In the case of the initial Source Code delivery, the third party mechanism will not be available. Accordingly, the packaging containing the code delivered on July 31,1998 must be packaged by the Alliance so that at a later date when the third party escrow mechanism is available, the Alliance can acknowledge that the package has remained unopened and the Source Code is in its original condition.

There following, the Source Code or updates or additions will be delivered to the third-part escrow agent as provided in the permanent procedure to be agreed upon when the agent has been selected and retained.

Please indicate your agreement with the forgoing by signing in the place provided below.

Sincerely,

/s/

Terry Winter
Chief Operating Officer

Accepted for the Alliance

/s/

TAB-D
                                                            July 29, 1998

ISO Alliance
c/o Dr. Ralph Masiello
General Manager
ABB Power T & D Company, Inc.
2550 Walsh Avenue
Santa Clara, CA 95051

Dear Ralph,

As we have discussed, the PX has approached us to secure certain testing and simulation services. This letter outlines how we have agreed those services will be performed. All previous settlement offers and proposals by the Alliance are withdrawn with prejudice to their renewal.

For the sum of $1.00, the ISO authorizes you to use the so-called "SC test system" located at Alhambra in performing administrative and other related services in conjunction with the PX testing. In addition, the ISO authorizes the use of the network model and the ISO master file containing PX Market Information for purposes of this testing only. The Alliance acknowledges that the master file and its contents are proprietary to the ISO and require safeguarding against disclosure as required by Section 14 of the SA/SI/BBS Contract.

Please indicate your agreement to the above by signing in the appropriate place below.

Sincerely Yours,

/s/

Terry Winter
Chief Operating Officer
California Independent System
  Operator Corporation

ACCEPTED AND AGREED:

/s/

FOR THE ISO ALLIANCE